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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS





The Board of Directors
Superior National Insurance Group, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the registration statement.


                                            KPMG Peat Marwick LLP


Los Angeles, California
December 30, 1997